UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2009 (July 22, 2009)

INTERACTIVE INTELLIGENCE, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-27385 (Commission File Number)	35-1933097 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 22, 2009, the Board of Directors of Interactive Intelligence, Inc. (the “Company”) approved an amendment to Article II Section 2.1 of the Company’s Amended and Restated By-laws (the “By-laws”) to opt out of new subsection 23-1-33-6(c) of the Indiana Business Corporation Law (the “IBCL”). The new subsection of the IBCL mandates that the Company must, at all times, have a staggered board unless the Board expressly elects in the Company’s By-laws not to be governed by the subsection. This amendment to the By-laws will not affect the current structure of the Company’s Board of Directors.

The By-laws, as amended, are being filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are being filed herewith:

Exhibit No.	Exhibits
3.2	By-laws of Interactive Intelligence, Inc., as amended on July 22, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc. (Registrant)

Date: July 28, 2009	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer